SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):      January 30, 2003
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                              GlobespanVirata, Inc.
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                       000-26401                     75-2658218
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(State or Other Jurisdiction          (Commission              (I.R.S. Employer
of Incorporation)                      File Number)          Identification No.)


100 Schulz Drive
Red Bank,New Jersey                                                    07701
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code  (732) 345-7500
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         (Former Name or Former Address, if Changed Since Last Report)






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Item 7.  Financial Statements and Exhibits

(c) Exhibits.

    Exhibit           Description
    No.

    99.1 Press Release issued by GlobespanVirata on January 30, 2003 containing financial results of the Company for the three and twelve months ended December 31, 2002.

Item 9.  Regulation FD Disclosure.

          On January 30, 2003, GlobespanVirata (the "Company") issued a press release containing financial results of the Company for the three and twelve months ended December 31, 2002. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.







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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               GLOBESPANVIRATA, INC.


                                               By: /s/ Robert McMullan
                                                  ------------------------------
                                               Name:  Robert McMullan
                                               Title: Chief Financial Officer

Date: January 30, 2003


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                                  EXHIBIT INDEX


    Exhibit           Description
    No.

    99.1 Press Release issued by GlobespanVirata on January 30, 2003 containing financial results of the Company for the three and twelve months ended December 31, 2002.